BALANCED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/03/02	Goldman, Sachs Group, Inc.

Shares            Price         Amount
65,000		  $100.00	$65,000

                                    % of Issue
Spread    Spread       Fund's         for all
Amount      %        % of issue   JPMorgan Funds
$0.45      N/A	       0.00%          0.16%

Broker
Goldman, Sachs & Co.

Underwriters of Goldman, Sachs Group, Inc.

Underwriters     	         Principal Amount
Goldman, Sachs & Co.		   $2,255,000,000
Banc of America Securities LLC         27,500,000
Barclays Capital, Inc.		       27,500,000
Bayerische Hypo-Und Vereinsbank AG     27,500,000
BBL NV                                 27,500,000
Credit Lyonnais Securities (USA), Inc. 27,500,000
Danske Bank AS                         27,500,000
Deutsche Bank Alex Brown, Inc.         27,500,000
First Union Securities, Inc.           27,500,000
HSBC Securities (USA), Inc.            27,500,000
Loop Capital Markets LLC               27,500,000
JPMorgan Securities, Inc.              27,500,000
Ormes Capital Markets, Inc.            27,500,000
RBC Dominion Securities                27,500,000
Salomon Smith Barney, Inc.             27,500,000
Santander Central Hispano
  Investment Securities, Inc.          27,500,000
SunTrust Capital Markets, Inc.         27,500,000
US Bancorp Piper Jaffray, Inc.         27,500,000
Westdeutsche Landesbank Girozentrale   27,500,000
Total				   $2,750,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/12/02	General Electric Capital Corp.

Shares            Price         Amount
340,000		  $99.552	$338,477

                                      % of Issue
Spread     Spread       Fund's          for all
Amount       %        % of issue    JPMorgan Funds
 N/A        N/A		 0.02%           1.69%


Underwriters     	          Principal Amount
Lehman Brothers		          $2,025,000,000
Deutsche Banc Alex Brown, Inc.        56,250,000
J.P. Morgan Securities		      56,250,000
Salomon Smith Barney                  56,250,000
UBS Warburg		              56,250,000
Total				  $2,250,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/13/02	General Mills, Inc.

Shares            Price         Amount
105,000		  $99.668	$104,651

                                     % of Issue
Spread    Spread       Fund's         for all
Amount      %        % of issue    JPMorgan Funds
 N/A       N/A	       0.00%            0.36%

Broker
Deutsche Morgan Grenfell

Underwriters of General Mills, Inc.

Underwriters     	          Principal Amount
Barclays Capital, Inc.                $318,200,000
Deutsche Banc Alex. Brown, Inc.	       318,200,000
Salomon Smith Barney, Inc.             318,200,000
Credit Suisse First Boston Corp.       225,800,000
Banc of America Securities LLC	       182,200,000
J.P. Morgan Securities, Inc. 	       182,200,000
UBS Warburg LLC                        182,200,000
Utendahl Capital Partners LP            35,000,000
Loop Capital Markets LLC                35,000,000
Credit Lyonnais Securities, Inc.        32,200,000
Tokyo-Mitsubishi International PLC      26,400,000
Mizuho International PLC                23,800,000
SunTrust Capital Markets, Inc.          23,800,000
Wells Fargo Van Kasper                  23,800,000
ABN AMRO, Inc.                          16,200,000
Mellon Financial Markets LLC            16,200,000
U.S. Bancorp Piper Jaffray, Inc.        14,800,000
BNY Capital Markets, Inc.                7,800,000
Wachovia Securities, Inc.                6,400,000
BNP Paribas Securities Corp.             2,800,000
Fleet Securities, Inc.                   2,800,000
HSBC Securities USA, Inc.                2,800,000
Merrill Lynch & Co., Inc.                2,800,000
Rabobank Cooperatieze Centrale             400,000
Total     			    $2,000,000,000



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/06/02	Weyerhauser Co.

Shares            Price         Amount
20,000		  $99.354	$19,871

                                     % of Issue
Spread    Spread       Fund's        for all
Amount      %        % of issue   JPMorgan Funds
 N/A       N/A	       0.00%          0.00%

Broker
Morgan Stanley Dean Witter, Inc.

Underwriters of Weyerhauser Co.

Underwriters*                   Principal Amount*
Total                         $1,750,000,000,000

*Principal amounts of underwriters not
 available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/26/02	Meadwestvaco Corp.

Shares            Price         Amount
30,000		  $99.338	$29,801

                                      % of Issue
Spread     Spread       Fund's          for all
Amount       %        % of issue    JPMorgan Funds
 N/A        N/A		0.00%           0.27%


Broker
Merrill Lynch & Co., Inc.

Underwriters of Meadwestvaco Corp.

Underwriters     	             Principal Amount
Merrill Lynch & Co., Inc.                $300,000,000
BNY Capital Markets, Inc.                  60,000,000
Banc of America Securities LLC             60,000,000
Banc One Capital Markets, Inc.             60,000,000
J.P. Morgan Securities, Inc.		   60,000,000
Salomon Smith Barney, Inc.                 60,000,000
Goldman Sachs & Co.                        22,500,000
Morgan Stanley Dean Witter & Co., Inc.     22,500,000
Barclays Capital, Inc.                     15,000,000
Commerzbank Capital Market Securities Corp.15,000,000
Daiwa Securities Group, Inc.               15,000,000
Fleet Securities, Inc.                     15,000,000
Scotia Capital Markets, Inc.               15,000,000
Suntrust Capital Markets, Inc.             15,000,000
Wachovia Securities, Inc.                  15,000,000
Total   	    	                 $750,000,000



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/10/02	Valero Energy Corp.

Shares            Price         Amount
60,000	 	  $99.809	$59,885

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
$0.60       N/A		 0.00%	           0.22%

Broker
Morgan Stanley Dean Witter & Co.

Underwriters of Valero Energy Corp.


Underwriters     	             Principal Amount
                                      of 2007 Notes
Morgan Stanley Dean Witter & Co.      $105,000,000
J.P. morgan Securities, Inc.            15,000,000
Banc of America Securities LLC          15,000,000
Banc One Capital Markets, Inc.          15,000,000
Barclays Capital, Inc.                  15,000,000
BNP Paribas Securities Corp.            15,000,000
Fleet Securities, Inc.                  15,000,000
Mizuho international PLC                15,000,000
RBC Dominion Securities Corp.           15,000,000
Royal Bank of Scotland PLC              15,000,000
Scotia Capital, Inc.                    15,000,000
Suntrust Capital Markets, Inc.          15,000,000
TD Securities, Inc.                     15,000,000
Tokyo-Mitsubishi International PLC      15,000,000
Total                                 $300,000,000


Underwriters     	             Principal Amount
                                      of 2012 Notes
Morgan Stanley Dean Witter & Co.      $262,500,000
J.P. morgan Securities, Inc.            37,500,000
Banc of America Securities LLC          37,500,000
Banc One Capital Markets, Inc.          37,500,000
Barclays Capital, Inc.                  37,500,000
BNP Paribas Securities Corp.            37,500,000
Fleet Securities, Inc.                  37,500,000
Mizuho international PLC                37,500,000
RBC Dominion Securities Corp.           37,500,000
Royal Bank of Scotland PLC              37,500,000
Scotia Capital, Inc.                    37,500,000
Suntrust Capital Markets, Inc.          37,500,000
TD Securities, Inc.                     37,500,000
Tokyo-Mitsubishi International PLC      37,500,000
Total                                 $750,000,000


Underwriters     	             Principal Amount
                                      of 2032 Notes
Morgan Stanley Dean Witter & Co.      $262,500,000
J.P. morgan Securities, Inc.            37,500,000
Banc of America Securities LLC          37,500,000
Banc One Capital Markets, Inc.          37,500,000
Barclays Capital, Inc.                  37,500,000
BNP Paribas Securities Corp.            37,500,000
Fleet Securities, Inc.                  37,500,000
Mizuho international PLC                37,500,000
RBC Dominion Securities Corp.           37,500,000
Royal Bank of Scotland PLC              37,500,000
Scotia Capital, Inc.                    37,500,000
Suntrust Capital Markets, Inc.          37,500,000
TD Securities, Inc.                     37,500,000
Tokyo-Mitsubishi International PLC      37,500,000
Total                                 $750,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/15/02	Household Finance Corp.

Shares            Price         Amount
95,000	 	  $99.289	$94,325

                                    % of Issue
Spread    Spread       Fund's         for all
Amount      %        % of Issue   JPMorgan Funds
$0.45      N/A	       0.01%	       0.11%


Broker
Deutsche Morgan Grenfell

Underwriters of Household Finance Corp.

Underwriters     	         Principal Amount
Credit Suisse First Boston           $495,250,000
Deutsche Bank Securities, Inc.        497,000,000
Merrill Lynch, Pierce, Fenner & Smith 495,000,000
ABN AMRO, Inc.                         30,625,000
Banc of America Securities LLC         30,625,000
Banc One Capital Markets, Inc.         30,625,000
BNP Paribas Securities Corp.           30,625,000
Commerzbank Capital Markets Corp.      30,625,000
First Union Securities, Inc.           30,625,000
Morgan Stanley & Co., Inc.             30,625,000
Salomon Smith Barney, Inc.             30,625,000
Loop Capital Markets                    8,750,000
The Williams Capital Group LP           8,750,000
Total                              $1,749,750,000